EXHIBIT 32.1

                           SECTION 1350 CERTIFICATION
                         STATEMENT FURNISHED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned is the CEO and President of Earn-A-Car, Inc. This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Quarterly Report on Form 10-Q of Earn-A-Car, Inc. for the quarter ended August 31, 2013.

The undersigned certifies that such 10-Q Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of Earn-A-Car, Inc. as of August 31, 2013.

This Certification is executed as of October 14, 2013.


                                         /s/ John C. Storey
                                         -------------------------------
                                         John C. Storey
                                         CEO and President